SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 9,2001

ARS Networks, Incorporated
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(Exact name of registrant as specified in its charter)

New Hampshire	000-25967	14-1805077

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Walnut Street, Champlain, New York 12919
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(Address of principal executive offices)

Registrant's telephone number, including area code:
(518) 298-2042
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ITEM 5

Other events

On August 9, 2001, ARS Networks, Incorporated consummated the purchase of T&T Diesel Power Limited, satisfying all terms of the Purchase Agreement and Promissory Note. In completing this transaction, ARS Networks, Incorporated paid in full the promissory note in the amount of $125,000 plus accrued interest and all items under escrow were released.

T&T Diesel Power Limited is an Ontario Corporation engaged in the business of assembling and selling diesel powered generators.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)
ARS NETWORKS INCORPORATED

By: /s Sydney A. Harland -----------------------------
Sydney A. Harland
DATE: August 10, 2001	President & CEO